First Quarter 2025 Results May 1, 2025

© 2025 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying, and automating our service support systems, attaining our Quantum Fiber buildout schedule, replacing aging or obsolete plant and equipment, strengthening our relationships with customers, and attaining projected cost savings; our ability to successfully and timely monetize our network related assets through leases, commercial service arrangements or similar transactions (including as part of our Private Connectivity FabricSM solutions), including the possibility that the benefits of or demand for these transactions may be less than anticipated, that the costs thereof may be more than anticipated, or that we may be unable to satisfy any conditions of any such transactions in a timely manner, or at all; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt obligations, taxes, and pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; our ability to successfully adjust to changes in customer demand for our products and services, including increased demand for high-speed data transmission services and artificial intelligence-enhanced services; our ability to enhance our growth products and manage the decline of our legacy products, including by maintaining the quality and profitability of our existing offerings, introducing profitable new offerings on a timely and cost-effective basis, and transitioning customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our transformation, buildout and deleveraging strategies; our ability to successfully and timely realize the anticipated benefits from our 2022 and 2023 divestitures, and our 2024 debt modification and extinguishment transactions; changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, healthcare, post-employment or other benefits, including those caused by changes in capital markets, interest rates, mortality rates, demographics or regulations; the impact of events that harm our reputation or brands, including potential negative impact of customer or shareholder complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on acceptable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords or lenders; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits and other items on favorable terms; the potential adverse effects arising out of allegations regarding the release of hazardous materials into the environment from network assets owned or operated by us or our predecessors, including any resulting governmental actions, removal costs, litigation, compliance costs or penalties; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, trade, tariff, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from governmental programs promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; the effects of adverse weather, terrorism, epidemics, pandemics, war, rioting, vandalism, societal unrest, political discord or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates or inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic, public health or geopolitical conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, our assessment of regulatory, technological, industry, competitive, economic and market conditions as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time and without notice, based upon any changes in such factors or otherwise.

© 2025 Lumen Technologies. All Rights Reserved. 2 Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, adjusted EBITDA margin, and free cash flow, each excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliation of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies.

KATE JOHNSON President & CEO

© 2025 Lumen Technologies. All Rights Reserved. 4 2025 Company Goals Drive Operational Excellence Build the Backbone for AI Economy Cloudify Telecom Deliver Lumen financial goals (revenue, EBITDA, FCF) Build out new: Meet & Exceed our Big Tech and AI commitments Maintain existing: High performance, expansive, & resilient network Drive PCF adoption across industries to connect data centers Transform economics by unlocking physical port limitations Drive Lumen Digital platform adoption Launch new multi-cloud capabilities to drive rev growth Build growth engine: sales execution, CX, churn, etc. Modernize key systems: ERP, Sales and Operations Simplify: Unify network, decommission ecosystem, clear product & solution GTM Continue to transform our workforce and culture

© 2025 Lumen Technologies. All Rights Reserved. 5 Utilization (EOY) 2022 (Actuals) 2025 (Plan) 2028 (Vision) Total Intercity Fiber Miles* 12M 17M 47M Hyperscaler Utilization 30% 45% 57% Enterprise Channels Utilization** 27% 19% 13% Overall Network Utilization 57% 64% 70% Available Capacity for Growth 5M 6M 14M Building the Backbone for AI Balancing Capacity and Utilization for Growing Hyperscaler and Enterprise Demand Unmatched Room for Growth: • New routes, in addition to new fiber in existing routes, increase fiber miles 3.9x • Innovation driving Increased fiber density adds up to 4x fiber into each conduit • Photonics innovation adds up to 2x fiber efficiency *Total Intercity Fiber Miles excludes ~22M expanding metro fiber miles today **Enterprise Channels include Commercial Enterprise, Public Sector, Wholesale, and Services - Conduit colors depict 2028 utilization and #conduits varies by route - Business rules in place to reserve capacity for all segments on each route Stronger Overall Network Utilization

© 2025 Lumen Technologies. All Rights Reserved. 6 PAST FUTURESingle Ports Single Ports The Multi-Cloud, AI-Ready Network Architecture Up to 10% fewer cross-connects & 50% fewer ports for a lower cost, lower latency network Carrier Neutral Facility Commercial Enterprise Public SectorWholesale Cross Connects Traditional Fiber Gen AI Fiber Single network port Traditional cloud connectivity requires dedicated ports & links per connection to each cloud resulting in higher cost, higher latency, & less efficient routing. Hyperscaler #1 Hyperscaler #3 Hyperscaler #2 Fabric port Multi-cloud, AI-Ready connectivity offers unmatched scalability, robust security and incredible flexibility. New technology allows customers to connect with a single port between customers, edge & cloud seamlessly. Lumen Multi-Cloud Services Powered by ExaSwitch. Lumen Edge Commercial Enterprise Public SectorWholesale Fabric Ports Fabric Port Lumen Edge Hyperscaler #3 Hyperscaler #2

© 2025 Lumen Technologies. All Rights Reserved. 7 'Cloudified' TelecomTraditional Telecom Capital and labor intensive economics: • Static, point to point • Analog CX, slow, and people heavy • Impeded growth often supporting 1 service per port • Linear cost and revenue growth Cloud economics: • Dynamic, 1-to-many • Digital CX enabled by platform • Frictionless growth enabled by 'Fabric Ports' (thousands of services per port) Disruption Frictionless Growth Potential: Cloudifying Telco

© 2025 Lumen Technologies. All Rights Reserved. 8 Introducing Lumen Connectivity Fabric (LCF) Delivered & Managed by the Lumen Digital Platform*services available by end of 2025 A Lumen Fabric Port is the physical port (device) that enables access to all LCF services. Allows all services to be remotely managed through the cloud. Infrastructure Services Secu rity S e rv ice s C o n n e ct iv it y S e rv ic es C o m m unication Services Media & Ente rta in m en t • LCC platform* • Specialty lines • DDoS • Defender • SD-WAN/SASE • Internet on Demand • Ethernet on Demand • VPN on Demand • Edge Compute & Storage • Enterprise Broadband • Video Distribution (Vyvx) Lumen Connectivity Fabric

© 2025 Lumen Technologies. All Rights Reserved. 9 UC&C integrations (Future) • Teams Direct Routing • Operator Connect • Integration for Lumen PSTN Cloud Communications Platform PSTN CCaaS integrations (Future) • CRM/ ticketing • Workforce optimization • AI powered agent assist • Omnichannel orchestration Lumen Cloud Communications offerings • Lumen Cloud Voice (Essentials, Plus, Premium) • Lumen Cloud SIP • Lumen Specialty Lines CPaaS and AI Integration (Future) • SMS, RCS • Agentic / Conversational AI Lumen Cloud Communications (LCC) Platform

© 2025 Lumen Technologies. All Rights Reserved. 10 LCF Customers Services Sold Fabric Port Sales 1Q25 Adoption Rate (Q/Q%) +23% +29% +26% Number of customers that purchase and use one or more ports Number of fabric ports deployed by customer to support multi-cloud networking Number of unique services sold across all fabric ports Platform Adoption: A New Business Model for Enterprise Networking

CHRIS STANSBURY EVP & CFO

© 2025 Lumen Technologies. All Rights Reserved. 12 ($ in millions) 1Q25 Y/Y% Change Q/Q% Change Large Enterprise $737 (3.7%) (3.5%) Mid-Market Enterprise $513 (11.1%) (3.4%) Public Sector $483 14.7% (13.1%) N.A. Enterprise $1,733 (1.7%) (6.4%) Wholesale $705 (3.6%) (1.7%) N.A. Total Business $2,438 (2.2%) (5.1%) International & Other $86 (11.3%) (6.5%) Total Business $2,524 (2.6%) (5.1%) Total Mass Markets $658 (5.9%) (1.6%) Total Revenue $3,182 (3.3%) (4.4%) ($ in millions) 1Q25 Y/Y% Change Q/Q% Change % Total Grow $834 9.9% (4.6%) 48% Nurture $452 (16.6%) (7.2%) 26% Harvest $266 (9.8%) (8.6%) 16% Subtotal $1,552 (2.8%) (6.1%) 90% Other $181 8.4% (9.0%) 10% N.A. Enterprise $1,733 (1.7%) (6.4%) 100% 1Q25 Total Reported Revenue Maintained Growth in N.A. Enterprise Grow Products

© 2025 Lumen Technologies. All Rights Reserved. 13 1Q25 Mass Markets Revenue 35% 38% 40% 42% 45% 1Q24 2Q24 3Q24 4Q24 1Q25 Fiber Revenue Contribution to Total Broadband Revenue ($ in millions) 1Q25 Y/Y% Change % Total Fiber Broadband $209 22.9% 32% Other Broadband(1) $257 (18.4%) 39% Voice & Other $192 (10.3%) 29% Total Mass Markets $658 (5.9%) 100% Fiber Broadband Revenue Growth Accelerated (1) Other Broadband revenue primarily includes revenue from lower speed copper-based broadband services marketed under the CenturyLink brand.

© 2025 Lumen Technologies. All Rights Reserved. 14 Fiber 1Q25 Y/Y Change Q/Q Change Enabled Locations 4.3M 473K 101K Subscribers 1.12M 164K 39K Other 1Q25 Y/Y Change Q/Q Change Enabled Locations 17.7M (337K) (120K) Subscribers 1.39M (366K) (77K) 1Q25 Mass Markets Broadband Metrics(1) Strong Growth In Fiber Net Subscriber Additions 101K Fiber-Enabled Location Adds Q/Q 39K Net Fiber Adds ~$64 Fiber Broadband ARPU (1) For more information on how we calculate enabled locations and subscribers, see our accompanying earnings release.

© 2025 Lumen Technologies. All Rights Reserved. 15 1Q25 Adjusted EBITDA excl. special items ($ in millions) 1Q25 Y/Y% Change Total Revenue $3,182 (3.3%) Adjusted EBITDA $929 (4.9%) Adj. EBITDA Margin 29.2% (50 bps) Adjusted EBITDA $830 1Q25 Special Items: (+) Severance $3 (+) Transaction and separation costs(1) $16 (+) Modernization and simplification(2) $50 (+) Other(3) $30 Adjusted EBITDA excl. Special Items $929 1Q25 EBITDA Special Items ($ in millions) (1) Transaction and separation costs associated primarily with our 2022 and 2023 divestitures and our evaluation of other potential transactions. (2) Includes costs incurred related to network infrastructure, product portfolio, IT systems, and workforce modernization designed to deliver $1 billion annualized in cost savings exiting 2027. (3) Includes primarily the recognition of a loss on disposal of certain operating assets in Q1 2025. For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website.

© 2025 Lumen Technologies. All Rights Reserved. 16 Consolidated Cash Flow Summary ($ in millions) 1Q25 Cash Flow from Operations $1,095 Capital Expenditures $791 Free Cash Flow $354 Net Cash Interest $259 Key Metrics

© 2025 Lumen Technologies. All Rights Reserved. 17 Reiterated 2025 Financial Outlook Metric(1)(2) Outlook Adjusted EBITDA $3.2 to $3.4 billion Free Cash Flow $700 to $900 million Net Cash Interest $1.2 to $1.3 billion Capital Expenditures $4.1 to $4.3 billion Cash Income Taxes $100 to $200 million (1) For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items or future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of May 1, 2025. See “Forward Looking Statements” at the beginning of this presentation.